October 13, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549


Re:     Form 8-K ETCF Asset Funding Corporation,
         Registration No. 333-56303

On behalf of ETCF ASSET FUNDING CORPORATION, a NEVADA CORPORATION
("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the SECURITIES AND EXCHANGE COMMISSION?S ELECTRONIC DATA GATHERING, ANALYSIS AND RETRIEVAL SYSTEM, FORM 8-K.

Please send either confirmation or suspense notification to e-mail address: marlyn.abraham@etrade.com at your earliest convenience.

Sincerely,


/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

October 07, 2005
(Date of earliest event reported)

ETCF ASSET FUNDING CORPORATION,
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 8.01.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibit 1 of this current report on Form 8-K.

Item 9.01. (c). Exhibits.

Exhibit
Number      Document Description
-------     --------------------
EX-1        E*TRADE RV AND MARINE TRUST 2004-1
            October 07, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

ETCF ASSET FUNDING CORPORATION
(Registrant)


By:   /s/ Matt Pechulis
Title:  Vice President, & Assistant Secretary
Date:   October 13, 2005

EX-1
E*TRADE RV AND MARINE TRUST 2004-1
Determination Date:         06-Oct-05
Monthly Payment Date:       07-Oct-05
Collection Period Ending:   30-Sep-05

I.  COLLECTION ACCOUNT SUMMARY

   Total Available Funds
   ---------------------
    Principal and Interest Payments Received (including Prepayments)
5,523,387.70
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)
21,664.06
    Current Advance/Current Recovery                                                                                    -
79,644.37
    Recoup of Collection Expenses                                                                                          -
705.50
    Investment Earnings (from Collection Account)
9,930.61
    Investment Earnings (from Reserve Account)
13,310.48
    Amount of Withdrawal, if any, from Reserve Account
0.00
    Purchase Amounts for Repurchased Receivables
0.00

   TOTAL AVAILABLE FUNDS
5,487,942.98

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables
1,356,772.64
    Amount of Interest Payments Received During the Collection Period for Receivables
1,441,249.55
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -
84,476.91

    Outstanding Servicer Advances from Prior Collection Period
79.644.37
    Current Servicing Advances during the Collection Period
0.00
    Reimbursement of Servicing Advances during the Collection Period                                                    -
79,644.37
    Outstanding Servicer Advances for Current Collection Period
0.00

    Amount of Interest Payments Received during the Collection Period available for distribution
1,361,605.18

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (not more than the outstanding principal balance of the Notes)
4,634,941.80
    Beginning Reserve Account Balance
4,634,941.80
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)
0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)
0.00
    Reserve Account Investment Earnings
13,310.48
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
      and over-collateralization amounts have been met)                                                                 -
13,310.48
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)
4,634,941.80
    Total Ending Reserve Balance
4,634,941.80

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
-----------------------------------------
    Interest Payments Received
1,441,249.55
    Scheduled Principal Payments Received
1,511,790.73
    Principal Prepayments Received
2,570,347.42
    Total Interest and Principal Payments Received
5,523,387.70

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)
24,705.06
      minus Reasonable Expenses
3,041.00
    Net Liquidation Proceeds
21,664.06
    Amount Allocable to Interest
0.00
    Amount Allocable to Principal
21,664.06

c)	Purchase Amount - Loans Repurchased from Trust
-----------------------------------------------
    Amount Allocable to Interest
0.00
    Amount Allocable to Principal
0.00

   TOTAL COLLECTED FUNDS
5,545,051.76

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
a)   Pool Balance of Receivables as of the First Day of Collection Period
269,228,355.96
     multiplied by Servicer Fee Rate
0.50%
     divided by Months per Year
12
     SERVICING FEE AMOUNT
112,178.48

b)   Indenture Trustee Fee
500.00

c)   Owner Trustee Fee
250.00

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	  Pool Balance
  ------------
     Initial Pool Balance
308,996,120.23
     Pool Balance as of Preceding Accounting Date
269,228,355.96
     Pool Balance as of the Current Accounting Date
265,063,761.22
     Age of Pool in Months
10

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date
262,672,372.38
     Aggregate Note Balance as of Current Accounting Date
258,094,877.90

b)	 Default and Delinquency Performance (includes Repossessions and Bankruptcies)
 -------------------------------------------------------------------------------
             Current Month           Number of Loans             Principal Balance            Percentage
            ---------------         ----------------             -----------------            ----------
        30-59 Days Delinquent               13                        658,442.31                0.248%
        60-89 Days Delinquent                3                        123,209.98                0.046%
        90-119 Days Delinquent               2                         30,743.78                0.012%
        120+ Days Delinquent                 0                              0.00                0.000%
        Defaults for Current Period          2                         82,456.59                0.031%
        Cumulative Defaults                 19                        494,786.33                0.160%
        Cumulative Recoveries                                         147,529,89                0.048%

    Current Period Realized Losses
    ------------------------------
    Current Month Realized Losses
82,456.59
    Current Month Realized Losses as Percentage of Initial Pool Balance
0.027%
    Preceding Realized Losses
150,211.40
    Preceding Month Realized Losses as Percentage of Initial Pool Balance
0.049%
    Second Preceding Realized Losses
60,030.29
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance
0.019%
    Cumulative Realized Losses
347,256.44
    Cumulative Realized Losses as Percentage of Initial Pool Balance
0.112%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
     Total Pool Factor
0.8578223
     Note Pool Factor
0.8352690

a)   Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates
112,178.48
     Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
     Otherwise Reimbursed to Servicer)
0.00

b)   Noteholders' Monthly Interest Distributable Amount
     ---------------------------------------------------
           Class A-1
36,537.55
           Class A-2
172,671.67
           Class A-3
228,965.00
           Class A-4
113,208.33
           Class A-5
131,949.80
           Class B
35,565.42
           Class C
35,071.50
           Class D
43,800.75
           Class E
0.00


     Noteholders? Monthly Principal Distributable Amount
     --------------------------------------------------
                                                                                  Noteholders' Monthly
                                                             Beginning          Principal Distributable                 Ending
                                                              Balance                   Amount
Balance
                                                            ----------         ------------------------                -------
--
           Class A-1                                       16,421,372.38             4,577,494.48
11,843,877.90
           Class A-2                                       66,200,000.00                     0.00
66,200,000.00
           Class A-3                                       75,900,000.00                     0.00
75,900,000.00
           Class A-4                                       32,500,000.00                     0.00
32,500,000.00
           Class A-5                                       34,572,000.00                     0.00
34,572,000.00
           Class B                                         10,042,000.00                     0.00
10,042,000.00
           Class C                                          9,270,000.00                     0.00
9,270,000.00
           Class D                                         10,815,000.00                     0.00
10,815,000.00
           Class E                                          6,952,000.00                     0.00
6,952,000.00

VIII. POOL STATISTICS
   Weighted Average Annual Percentage Rate:
6.19%
   Weighted Average Remaining Term:
178.47

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Indenture Trustee Fee +Note Int+Note Prin+Reserve Deposit)
5,487,942.98
Less:	   Reserve Withdrawal
0.00
TOTAL FROM COLLECTION ACCOUNT
5,487.942.98

Amount Due To Servicer (Servicing Fee)
112,178.48
Amount Due To Servicer (Recovery of Servicer Advance)
79,644.37

TOTAL DUE TO SERVICER
191,822.85